UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2010

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2010, the shareholders of Federal Realty Investment Trust (the “Trust”) approved the Trust’s 2010 Performance Incentive Plan, as amended (the “2010 Plan”). The 2010 Plan provides for the issuance of up to 2,450,000 shares to be issued to our Trustees, executive officers, employees and others for a period of ten years. The 2010 Plan expires March 10, 2020. A brief summary of the 2010 Plan is included as part of Proposal 3 of the Trust’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on March 24, 2010, as supplemented by the Trust’s Proxy Supplement filed with the Commission on April 22, 2010. The summary of the 2010 Plan is qualified in its entirety by the text of the 2010 Plan and the Amendment to the 2010 Plan, which were each filed as Appendix A to the Trust’s Definitive Proxy Statement and Proxy Supplement, respectively, and are incorporated herein by reference.

In addition, upon approval of the 2010 Plan, no new awards may be issued under the Trust’s existing Amended and Restated 2001 Long-Term Incentive Plan (the “2001 Plan”). Shares will continue to be issued under the 2001 Plan with respect to the exercise or settlement of previously outstanding awards.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Trust was held on May 4, 2010 in Rockville, Maryland. The following table sets forth the matters presented for a vote by the shareholders and the votes cast for and against such matters:

	Matter	Votes For	Votes Withheld/Against	Abstentions	Broker Non-Votes
(1)	Election of Jon E. Bortz as an Independent Trustee with a term serving until the 2011 Annual Meeting	47,848,896	612,046	0	3,469,831
(2)	Election of David W. Faeder as an Independent Trustee with a term serving until the 2011 Annual Meeting	47,788,417	672,525	0	3,469,831
(3)	Election of Kristin Gamble as an Independent Trustee with a term serving until the 2011 Annual Meeting	47,001,869	1,459,073	0	3,469,831
(4)	The ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2010	51,575,764	297,342	57,665	0
(5)	The approval of the Trust’s 2010 Performance Incentive Plan to provide for the issuance of up to 2,450,000 shares to be issued to our Trustees, executive officers, employees and others for a period of ten years	42,364,068	5,995,046	101,822	3,469,836
(6)	The consideration of a shareholder proposal requesting that our Board of Trustees prepare by December 2010 a social and environmental sustainability report in accordance with guidelines established by the Global Reporting Initiative	17,328,391	21,497,225	9,635,319	3,469,837

The terms of office of the following Trustees continued after the meeting: Gail P. Steinel, Warren M. Thompson, Joseph S. Vassalluzzo and Donald C. Wood.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Federal Realty Investment Trust 2010 Performance Incentive Plan (previously filed as Appendix A to the Trust’s Definitive Proxy Statement for the 2010 Annual Meeting of Shareholders and incorporated herein by reference)
10.2	Amendment to Federal Realty Investment Trust 2010 Performance Incentive Plan (previously filed as Appendix A to the Trust’s Proxy Supplement for the 2010 Annual Meeting of Shareholders and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: May 10, 2010	/s/ Dawn M. Becker

Dawn M. Becker
Executive Vice President-General Counsel and Secretary